SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report September 20, 2002
                                        ------------------
                        (Date of earliest event reported)


                               FORD MOTOR CREDIT COMPANY
                               -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-6368                                38-1612444
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

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                                      -2-

Item 5.  Other Events.
----------------------

        On September 20, 2002, Mazda Motor Corporation issued a news release announcing its planned Yen 60 billion convertible bond offering and the intention of Ford Motor Company to purchase Yen 20 billion (equivalent to U. S. $164 million) of the bonds. This news release, filed as Exhibit 99 to this report, is incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation           Description                        Method of Filing
-----------           -----------                        ----------------

Exhibit 99            News Release of
                      Mazda Motor Corporation
                      dated September 20, 2002           Filed with this Report











                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR CREDIT COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  September 20, 2002                  By: /s/S. P. Thomas
                                               ---------------------------
                                               S. P. Thomas
                                               Assistant Secretary



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                                      -3-



                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 99            News Release of
                      Mazda Motor Corporation
                      dated September 20, 2002